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                                  UNITED STATES                 ------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION                   OMB APPROVAL
                             Washington, D.C. 20549             ------------------------------------
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported ) November 8, 2004
                                                  -------------------------

                         FairPoint Communications, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       333-56365               13-3725229
--------------------------------- --------------------------  ------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                521 East Morehead Street,
                        Suite 250,
                Charlotte, North Carolina                    28202
        ------------------------------------------       -----------
         (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (704) 344-8150
                                                   ----------------------
                                       N/A
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

      On November 8, 2004, FairPoint Communications, Inc. (the "Company") issued a press release announcing that it had postponed its proposed offering of Income Deposit Securities (the "Offering") and related refinancing transactions and terminated the cash tender offers and consent solicitations for all of its outstanding 9 1/2% Senior Subordinated Notes Due 2008, Floating Rate Callable Securities Due 2008, 12 1/2% Senior Subordinated Notes Due 2010 and 11 7/8% Senior Notes Due 2010 which were made and were to be consummated in connection with such Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Section 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits
(c)   Exhibits
* 99.1 Press release issued November 8, 2004 entitled "FairPoint Communications, Inc. Announces Postponement of its Proposed Offering of Income Deposit Securities and Terminates the Tender Offers and Consent Solicitations for its 9 1/2% Senior Subordinated Notes Due 2008, Floating Rate Callable Securities Due 2008, 12 1/2% Senior Subordinated Notes Due 2010 and 11 7/8% Senior Notes Due 2010."


---------
* Filed herewith.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FAIRPOINT COMMUNICATIONS, INC.


                                      By:  /s/ Walter E. Leach, Jr.
                                           -------------------------------------
                                           Name:  Walter E. Leach, Jr.
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


Date:  November 8, 2004